UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 14, 2008

BLINK LOGIC INC.

(Exact name of registrant as specified in its charter)

Nevada 000-05996 91-0835748 (State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)

1038 Redwood Highway, Suite 100A

Mill Valley, CA 94941

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (415) 389-1625

Copies to:

Gregory Sichenzia, Esq.

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2008, Blink Logic Inc. (the “Company”), amended that certain consultant agreement dated January 22, 2008, by and between the Company and MKR Group, Inc. (“MKR”), whereby the Company will issue a warrant to MKR to purchase 200,000 shares of restricted common stock (the “Common Stock”) of the Company at $1.00 per share until March 15, 2012 in consideration of the investor relations services rendered by MKR to the Company.  The warrant will vest as follows: 50,000 shares on June 15, 2008; 50,000 shares on September 15, 2008; 50,000 shares on December 15, 2008; and 50,000 shares on March 15, 2009.

On March 14, 2008, the Company entered into a Consulting Agreement (the “ Salzwedel Agreement”) whereby Salzwedel Financial Communications, Inc., an Oregon corporation (the “Consultant”), agreed to represent the Company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities, and to consult with management concerning such Company activities until March 14, 2009.   The Salzwedel Agreement provides that the Company will issue to the Consultant 345,000 restricted shares (the “Shares”) of the Company’s Common Stock and a warrant to purchase 655,000 shares of restricted Common Stock to the Consultant at an exercise price of $0.01 per share, expiring on March 15, 2012 (the “Warrant”, together with the Shares, the “Commencement Bonus”). The Commencement Bonus shall be fully paid and non-assessable and the Shares and the Warrants representing the Commencement Bonus shall be issued and delivered to the Consultant within 30 days of execution of the Salzwedel Agreement. Additionally the Company agrees to pay the Consultant a sum of $6000.00 cash per month due and payable on the 1st of each month of the Salzwedel Agreement with the first such payment due on April 1, 2008.

These transactions were exempt pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Exhibit Name

99.1

Independent Consulting Agreement, dated March 14, 2008, by and between Blink Logic Inc. (the “Company”) and Salzwedel Financial Communications, Inc.

99.2

Consulting Agreement, dated January 22, 2008, by and between the Company and MKR Group, Inc. (“MKR”).

99.3

Amendment to Consulting Agreement, dated March 20, 2008, by and between the Company and MKR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     BLINK LOGIC INC.

/s/ L.R. Bruce____________ Date: March 20, 2008 L.R. Bruce Chief Financial Officer

Exhibit Index

Exhibit No.

Exhibit Name

99.1

Independent Consulting Agreement, dated March 14, 2008, by and between Blink Logic Inc. (the “Company”) and Salzwedel Financial Communications, Inc.

99.2

Consulting Agreement, dated January 22, 2008, by and between the Company and MKR Group, Inc. (“MKR”).

99.3

Amendment to Consulting Agreement, dated March 20, 2008, by and between the Company and MKR.